Exhibit 99.2
2Q 2023 Investor Presentation

Disclosure This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Board of Governors of the Federal Reserve System; inflation; an unexpected deterioration in our loan or securities portfolios; changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; further deterioration in the financial condition or stock prices of financial institutions generally; unexpected increases in our expenses; different than anticipated growth and our ability to manage our growth; the lingering effects of the COVID-19 pandemic on our business and results of operation; unanticipated regulatory action or changes in regulations; potential recessionary conditions; unanticipated volatility in deposits; unexpected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans; our ability to absorb the amount of actual losses inherent in our existing loan portfolio; an unanticipated loss of key personnel or existing customers; competition from other institutions resulting in unanticipated changes in our loan or deposit rates; an unexpected adverse financial, regulatory or bankruptcy event experienced by our non-bank financial service partners; unanticipated increases in FDIC costs; changes in regulations, legislation or tax or accounting rules, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury; impacts related to or resulting from recent bank failures; an unexpected failure to successfully manage our credit risk and the sufficiency of our allowance, the credit and other risks from borrower and depositor concentrations (by geographic area and by industry); the current or anticipated impact of military conflict, terrorism or other geopolitical events; the costs, including possibly incurring fines, penalties or other negative effects (including reputational harm), of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions; a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks; the failure to maintain current technologies, or to implement new technologies; the failure to maintain effective internal controls over financial reporting; the failure to retain or attract employees; and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law. 1

Proven Growth-Oriented Business Model with Strong Risk Management, Delivering Significant Shareholder Value 1. Safe & Sound 2. Customer Centric 3. Innovative 4. High Performing • Strong, liquid balance sheet • Significant capital buffer • Diversified deposit base • Proven operators • Conservative credit culture • Priority on client execution • Relationship-oriented commercial lending • High touch service • Diversified banking product suite • History of innovation since 2004 • Leading payment remittance & settlement business • Global Payments Group ("GPG") focused on relationships with larger, reputable non-bank financial service companies with high compliance standards • Comprehensive, flexible tech stack • Top quartile profitability • Exceptional margin management • Balanced revenue mix • Sustainable positive operating leverage • Strong, consistent organic capital generation 2

32.7% 41.4% 29.5% Metropolitan Commercial Bank Metropolitan Commercial Bank Median² Q2'23 $4.8 $5.2 4Q 2022 2Q 2023 Deposit Verticals 11.9% 12.3% 11.6% Metropolitan Commercial Bank Metropolitan Commercial Bank Median² Highly Liquid and Resilient Balance Sheet 1 Common Equity Tier 1 Capital Ratio 2 Source: S&P Global Market Intelligence. Peers represent public banks with asset size between $5-$50 billion at March 31, 2023. 73% Insured deposits Deposit Growth ($ bn) CET1 Ratio1 Non-interest bearing Deposit % at June 30, 2023 Liquidity Coverage at June 30, 2023 Scaling deposits in rising rate environment 259% Uninsured Deposit Coverage Ratio BBB+ Kroll Deposit Rating 3 Q2'23 Q1'23 Q1'23 Q1'23 Q1'23 1 Safe & Sound $4.8 $5.1 4Q 2022 2Q 2023 Loan Growth ($ bn)

Relationship Banking with Strong Client Execution • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g. law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small, middle-market and commercial businesses. • Commercial Lending group offers an array of commercial, and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday financing needs. The Global Payments business provides services to non-bank financial service companies, serving as an issuing bank for 3rd party debit card programs, while providing other financial infrastructure, including cash settlement and custodian deposit services. Diversified Client Base $38.7mm GPG Client transactions YTD 2023 $5.1bn Loan balance • Helping clients build and sustain generational wealth since 1999. • To offer a full range of banking and innovative financial servicesto businesses and individuals embracing an ever-evolving digital banking era. • Enhance our position as a leader in the settlement of global digital paymentsthat brings people around the world closer together. • Be the critical financial infrastructure for select clients to access our global payments settlement platform. Our Mission 4 2 Customer Centric

Innovative Payment Solutions Providing Critical Financial Infrastructure GPG is an established leader in providing global payments infrastructure to non-bank financial services companies Payroll E-Wallet Payments / Cash Settlement Debit Cards Prepaid Cards Deposit Custody Cross Border Money Remittance Merchant Acquiring Global Payments Group Product Suite Fee and deposit-based business model built for scale • Business to business to customers ("B2B2C") model with low client acquisition costs to MCB • Payment settlement with transaction fee income • Custodian of low-cost deposits Supported by: • Robust technology infrastructure enabling clients to process electronic payments easily • Strong risk management program designed to ensure regulatory compliance Innovative 5 3

$2.34 $3.06 $3.56 $4.66 $6.45 $5.29 $3.59 2017 2018 2019 2020 2021 ĩ :5% Ī Track Record of Strong Operating Performance 1 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 24. 2 CAGR from December 31, 2017 through Q2'23 3 CAGR from December 31, 2017 through Q2'23 annualized. 4 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 5 Includes a $2.5 million reversal of the regulatory settlement reserve in 1Q 2023 6 Source: S&P Global Market Intelligence. Peers represent public banks with asset size between $5-$50 billion. * Annualized Strong book value growth since IPO Tangible Book Value per Share1 $267mm Last twelve months Revenue Top quartile profitability YTD 2023 Consistent EPS growth Diluted EPS $27.04 $30.34 $34.15 $39.25 $50.11 $51.70 $55.64 2017 2018 2019 2020 2021 2022 2Q 2023 49.9% Efficiency Ratio* Q1'23 - 47% vs. 50% peer top quartile5 0.0% Avg. Last 5 Year Net Charge-offs % 3.7% Net Interest Margin* Q1’23 – 3.8% vs. 3.8% peer top quartile 1.3% Return on Average Assets* Q1’23 – 1.6% vs. 1.5% peer top quartile5 2.0% Pre-Provision Net Revenue / Average Assets* Q1’23 – 2.2% vs. 2.1% peer top quartile5 13.8% Return on Average Tangible Common Equity*,1 Q1’23 17.4% vs. 15.3% peer median5 6 4 High Performing

Well Managed Net Interest Margin 1 Represents effective average daily FRB funds rate. 2 Represents full-year NIM, except 2023, which represents annualized NIM for the six months ended June 30, 2023. Net Interest Margin Analysis 1.00% 1.83% 2.16% 0.36% 0.08% 1.68% 4.76% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.65% 2017 2018 2019 2020 2021 2022 YTD 2023 Average Fed Funds Rate¹ MCB Net Interest Margin ("NIM")² Estimated Sensitivity of Projected Annualized Net Interest Income as of June 30, 2023 Fixed vs. Floating Rate Loans at June 30, 2023, for loans due after one year Fixed 70% Floating 6.97% 30% 3.69% -4.24% -8.87% -200 bps -100 bps +100 bps +200 bps Approximately 80% of floating rate loans have floors – Weighted average floor of 4.90% 7 High Performing 4

Commercial Bank 8

Loan Portfolio Growth and Diversification 1 Gross of deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. * Includes consumer and 1-4 family loans. ** Includes commercial real estate, multifamily and construction loans. $5.2 billion Gross Loan Portfolio1, 2 at June 30, 2023 | $ millions A Diversified Loan Portfolio at June 30, 2023 40% 29% 18% 9% 3% CRE (Non Owner Occupied) CRE (Owner Occupied) C&I Multifamily Construction Other $2,239 $2,259 $2,388 $2,504 $2,528 $2,644 $1,085 $1,268 $1,296 $1,362 $1,319 $1,494 $724 $781 $869 $909 $936 $955 $82 $78 $76 $78 $83 $72 $4,130 $4,386 $4,629 $4,853 $4,865 $5,165 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Total loans: $5,165 mm Average 2Q Yield: 6.54% CRE/RBC ratio3 : MCB 363% 9

Commercial & Industrial Growth Driven by Expertise in Specific Lending Verticals Target Market • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks C&I Composition at June 30, 2023 24% 18% 14% 12% 8% 6% 18% 24% Finance & Insurance 18% Skilled Nursing Facilities 14% Individuals 12% Healthcare 8% Services 6% Real Estate Rental & Leasing 18% Other 1 Excluding deferred fees, unamortized costs and premiums. 10 C&I Portfolio1 at June 30, 2023 $203 $230 $236 $229 $234 $233 $97 $106 $111 $119 $138 $169 $110 $123 $148 $176 $150 $114 $131 $107 $116 $100 $117 $113 $17 $17 $55 $60 $69 $78 $50 $54 $54 $66 $63 $62 $124 $138 $146 $155 $162 $166 $715 $775 $866 $905 $933 $952 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Other Real Estate Rental & Leasing Services Healthcare Individuals Skilled Nursing Facilities Finance & Insurance

Relationship-Based Commercial Real Estate Lending Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics • Weighted average LTV of 61% • Multifamily loans – 34% rent regulated • Average LTV of 41% on stabilized rent regulated properties provides a cushion against any falling values Composition by Type at June 30, 2023 Composition by Region at June 30, 2023 18% 16% 12% 9% 8% 7% 6% 5% 19% 18% Manhattan 16% Brooklyn 12% Florida 9% Queens 8% Bronx 7% New Jersey 6% Long Island 5% Other NY 19% Other States Majority of loans are originated through direct relationships or referrals from existing clients. 33% 11% 9% 9% 8% 7% 5% 18% 33% Nursing Home CRE 11% Multifamily 9% Office 9% Mixed Use 8% Retail 7% Hospitality 5% Land 18% Other CRE Total CRE loans: $4,131mm1 Owner Occupied: 36% 1 Net of deferred fees and unamortized costs. 11

Well-Developed, Sector Diversified Healthcare Portfolio

Metropolitan Commercial Bank. The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

- Active in Healthcare lending since 2002.
- CRE – Skilled Nursing Facilities ("SNF") – Average LTV of 70.76%.
- Highly selective regarding the quality of Skilled Nursing Operators that we finance.
- Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows, many further supported by vertically integrated related businesses.
- Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 69% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers' primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.59x.
- Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.).

Diversified Healthcare Portfolio at June 30, 2023



C&I Other $113 mm
C&I SNF $169 mm
CRE SNF $1,373 mm
CRE SNF - $1.373 bn
C&I SNF - $169 mm
C&I Other Healthcare - $113 mm

Total Healthcare loans: **$1,655mm**

C&I Healthcare Composition at June 30, 2023



3%
3%
5%
12%
17%
60%
60% Nursing & Residential Care Facilities
17% Ambulatory Health Care Services
12% Medical Labs
5% Misc. Health Practitioners
3% Ambulance Services
3% Doctor Office

12

Well-Developed, Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State at June 30, 2023 C&I Skilled Nursing Facility Exposure by State at June 30, 2023 34% 26% 8% 6% 5% 21% 34% New York 26% Florida 8% New Jersey 6% Virginia 5% Indiana 21% Other States 37% 29% 10% 7% 5% 4% 8% 37% New York 29% Florida 10% New Jersey 7% Pennsylvania 5% District of Columbia 4% Indiana 8% Other 13

Well-Structured, Geographically Diversified Office Portfolio Office Exposure by Region at June 30, 2023 38% 16% 7% 26% 11% 38% Manhattan 16% Brooklyn 7% Queens 2% Bronx 26% New York Metropolitan Area (outside NYC) 11% Non New York Metropolitan Area Office Overview at June 30, 2023 • Well structured with conservative weighted average LTV of 53% • Average occupancy rate of 82%* • Average debt service coverage ratio of 1.56x* • Total exposure originated since March 2022 is 58% • Manhattan exposure originated since March 2022 is 99% • Owner-occupied represents 15% • Varying levels of recourse on 68% of outstanding balance 14 * Excluding owner-occupied office properties. Total Office loans: $349 mm Occupancy by Region at June 30, 2023 70% 89% 61% 87% 79% 82% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens Brooklyn Manhattan

$1,492 $1,529 $1,654 $1,833 $1,956 $2,204 $734 $862 $894 $869 $995 $1,129 $1,125 $1,041 $941 $840 $850 $839 $481 $545 $707 $747 $699 $731 $930 $888 $714 $425 $332 $321 $69 $65 $60 $70 $21 $11 $4,835 $4,930 $4,970 $4,784 $4,853 $5,231 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Specialty Deposits* Bankruptcy Trustees GPG Property Managers Retail Deposits with Loan Customers Retail Deposits 33% 66% 1% 33% Non-interest-bearing demand deposits 66% Money market & savings account 1% Time deposits 2Q Cost of total deposits: 2.19% Deposit Composition 1 Commonly referred to as the "crypto related business." * Includes accounts related to liquidation, receivership, and litigation settlement. Deposit Verticals Composition Over Time | $ millions Total Deposits | $ millions $4,835 $4,930 $4,970 $4,784 $4,853 $5,231 $1,104 $1,248 $762 $494 $278 $58 $5,939 $6,178 $5,732 $5,278 $5,131 $5,289 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Digital Currency Businesses¹ Deposit Verticals Deposits Composition at June 30, 2023 15

Global Payments Group 16

Digital Payments Worldwide

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

About Global Payments

- Domestic and international digital payments settlements
- Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance
- Custodian of deposits on behalf of clients and their customers
- Sponsorship for select clients as an extension of MCB's expertise and legal authority, e.g., money transmitter, issuing bank, and acquiring bank activities

- Oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors for non-bank financial service companies
- A leading national issuer of third-party debit cards
- In addition to reported revenues, GPG also contributed average non-interest bearing deposits of $731 million in the second quarter.

GPG Transactions
| Millions



+29% CAGR[1]
38.60
38.60
42.30
42.30
54.54
3.46
51.08
92.54
39.23
53.31
107.74
43.94
63.80
51.98
13.32
38.66
2018
2019
2020
2021
2022
YTD 2023
Digital Currency Businesses[2]
Non-bank financial service companies**

GPG Revenue
| $ thousands



+43% CAGR[1]
$3,369
$3,369
$4,640
$12
$4,628
$5,643
$285
$5,358
$8,464
$1,133
$7,331
$16,445
$7,622
$8,823
$19,341
$9,335
$10,006
$10,581
$2,780
$7,801
2017
2018
2019
2020
2021
2022
YTD 2023
Digital Currency Businesses[2]
Non-bank financial service companies**

1 CAGR from December 31, 2018 through 2022.
2 Commonly referred to as the "crypto related business."
** Does not include digital currency businesses.

17

13.00 13.24 18.28 13.70 15.93 20.38 13.26 17.65 38.60 42.30 51.08 13.35 16.98 2018 2019 2020 2021 2022 2Q 2023 4Q 3Q 2Q 1Q Digital Payments Worldwide Non-bank financial service companies1 Client Transactions | Millions 1 Does not include digital currency businesses. 2 Certain prior periods amounts have been reclassified for consistency with the current period presentation. 3 General Purpose Re-Loadable (GPR). * CAGR from December 31, 2018, through 2022. ** Represents the trailing twelve-month total revenue from new clients. Non-bank financial service companies1 Revenue by Category2 | $ Thousands $997 $884 $791 $872 $782 $800 $373 $517 $512 $693 $673 $854 $122 $203 $104 $196 $226 $275 $444 $415 $809 $1,171 $1,678 $2,172 $182 $213 $328 $180 $168 $173 $2,118 $2,232 $2,544 $3,112 $3,527 $4,274 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Disbursements Digital bank acct Other Corporate Disbursement GPR card³ 22%** 6%** 6%** 11%** 12%** 18 17%**

Selected Financial Information 19

Proven High Growth Business Model Loans $ millions $1,404 $1,661 $2,791 $3,830 $6,436 $5,278 $5,289 2017 2018 2019 2020 2021 2022 2Q 2023 Deposits $ millions $63 $83 $108 $142 $181 $256 $127 2017 2018 2019 2020 2021 2022 2Q 2023* Revenue $ millions $12 $26 $30 $39 $60 $59 $41 2017 2018 2019 2020 2021 2022³ 2 ĩ Net Income $ millions 1 CAGR from December 31, 2017 through June 30, 2023. 2 CAGR from December 31, 2017 through 2022. 3 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 4 Year to date and includes a $2.5 million reversal of the regulatory settlement reserve. * Year to date $1,421 $1,867 $2,678 $3,137 $3,732 $4,841 $5,150 2017 2018 2019 2020 2021 2022 2Q 2023 20

Highly Profitable, Scalable Model This represents the percentage of total non-interest income (less any gains on sale of securities) as compared to total revenue. 1 Non-GAAP financial measures. See reconciliation on slide 24. 2 Total non-interest expense divided by Total revenues. * Annualized ** Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. *** Annualized and includes a $2.5 million reversal of the regulatory settlement reserve. 17.8% 14.7% 9.8% 9.7% 12.8% 10.4% 11.7% 2017 2018 2019 2020 2021 2022 YTD 2023 Non-Interest Income ratio1, Efficiency ratio2 10.5% 10.8% 11.3% 12.9% 15.2% 10.4% 13.8% 2017 2018 2019 2020 2021 2022** YTD 2023*** ROATCE1 52.1% 52.1% 55.4% 52.5% 48.3% 58.2% 49.9% 2017 2018 2019 2020 2021 2022** YTD 2023 Net Interest Margin 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.65% 2017 2018 2019 2020 2021 2022 YTD 2023* 21

Credit Metrics NCOs/Average Loans Non-Performing Loans/Loans ACL/Loans Non-Performing Loans/ACL 0.32% -0.06% -0.13% 0.01% 0.13% 0.00% 0.00% 2017 2018 2019 2020 2021 2022 2Q 2023 1.05% 1.02% 0.98% 1.13% 0.93% 0.93% 1.00% 2017 2018 2019 2020 2021 2022 2Q 2023* 0.24% 0.02% 0.17% 0.20% 0.28% 0.00% 0.47% 2017 2018 2019 2020 2021 2022 2Q 2023 22.8% 1.5% 17.1% 18.0% 29.6% 0.0% 46.5% 2017 2018 2019 2020 2021 2022 2Q 2023* 22 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023.

Capital ratios* Common Equity Tier 1 Capital Ratio 15.3% 13.2% 10.1% 10.1% 14.1% 12.1% 11.9% 2017 2018 2019 2020 2021 2022¹ 2Q 2023² Minimum to be "Well Capitalized" * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 2 Includes a $2.5 million reversal of the regulatory settlement reserve. 3 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 24. Tier 1 Leverage Ratio 13.7% 13.7% 9.4% 8.5% 8.5% 10.2% 10.8% 2017 2018 2019 2020 2021 2022¹ 2Q 2023² Minimum to be "Well Capitalized" 19.9% 16.9% 12.5% 12.7% 16.1% 13.4% 13.2% 2017 2018 2019 2020 2021 2022¹ 2Q 2023² Minimum to be "Well Capitalized" Total Risk-Based Capital Ratio TCE / TA3 12.7% 11.5% 8.5% 7.5% 7.7% 9.0% 9.4% 2017 2018 2019 2020 2021 2022¹ 2Q 2023² 23

Reconciliation of GAAP to Non-GAAP Measures

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB
LISTED
NYSE

In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables.

$ thousands, except per share data	**Q2 2023**	**For Year Ending** **2022**	**2021**	**2020**	**2019**	**2018**	**2017**
Average assets	$ 6,354,597	$ 6,621,631	$ 5,724,230	$ 3,863,013	$ 2,846,959	$ 1,951,982	$ 1,524,202
Less: average intangible assets	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733
Average tangible assets	$ 6,344,864	$ 6,611,898	$ 5,714,497	$ 3,853,280	$ 2,837,226	$ 1,942,249	$ 1,514,469
Average equity	$ 616,370	$ 578,787	$ 413,212	$ 320,617	$ 282,604	$ 251,030	$ 133,462
Less: Average preferred equity	$ -	$ -	$ 4,585	$ 5,502	$ 5,502	$ 5,502	$ 5,502
Average common equity	$ 616,370	$ 578,787	$ 408,627	$ 315,115	$ 277,102	$ 245,528	$ 127,960
Less: average intangible assets	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733
Average tangible common equity	$ 606,637	$ 569,054	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Total assets	$ 6,522,150	$ 6,267,337	$ 7,116,358	$ 4,330,821	$ 3,357,572	$ 2,182,644	$ 1,759,855
Less: intangible assets	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733
Tangible assets	$ 6,512,417	$ 6,257,604	$ 7,106,625	$ 4,321,088	$ 3,347,839	$ 2,172,911	$ 1,750,122
Total Equity	$ 621,275	$ 575,897	$ 556,989	$ 340,787	$ 299,124	$ 264,517	$ 236,884
Less: preferred equity	$ -	$ -	$ -	$ 5,502	$ 5,502	$ 5,502	$ 5,502
Common Equity	$ 621,275	$ 575,897	$ 556,989	$ 335,285	$ 293,622	$ 259,015	$ 231,382
Less: intangible assets	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733
Tangible common equity (book value)	$ 611,542	$ 566,164	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Common shares outstanding	$ 10,991,074	$ 10,949,965	$ 10,920,569	$ 8,295,272	$ 8,312,918	$ 8,217,274	$ 8,196,310
Book value per share (GAAP)	$ 56.53	$ 52.59	51.00	40.42	35.32	31.52	28.23
Tangible book value per share (non-GAAP)*	$ 55.64	$ 51.70	50.11	39.25	34.15	30.34	27.04
Total Revenue (GAAP)	$ 61,609	$ 255,751	$ 180,698	$ 141,924	$ 108,239	$ 83,177	$ 63,382
Less: Gain on sale of securities	$ -	$ -	$ 609	$ 3,286	$ -	$ (37)	$ -
Revenue excluding gain on sale of securities (non-GAAP)	$ 61,609	$ 255,751	$ 180,089	$ 138,638	$ 108,239	$ 83,214	$ 63,382
Non-Interest Income Ratio (non-GAAP)	11.67%	10.40%	12.78%	9.67%	9.82%	14.66%	17.83%

* Tangible common equity divided by common shares outstanding at period-end.

24